                                      PROXY
                   Investment Grade Municipal Income Fund Inc.

                                  Common Stock

                Special Meeting of Shareholders - April 11, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC. ("COMPANY"). THE UNDERSIGNED HEREBY APPOINTS AS PROXIES GREGORY K. TODD AND KEITH A. WELLER AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL OF THE UNDERSIGNED'S SHARES OF COMMON STOCK IN THE COMPANY AT THE ABOVE REFERENCED MEETING, AND ANY ADJOURNMENT THEREOF, WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE COMPANY.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938.

        Please indicate your vote by an "X" in the appropriate box below.

                 The Board of Directors recommends a vote "FOR"

1. Election of ten members of the Company's Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

     [ ]  FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY
          (except as marked to the           to vote for all nominees
          contrary below)                    listed below

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
               THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III

2.   This Proposal does not apply to holders of the Company's common stock.

                                                       FOR  AGAINST   ABSTAIN

3.   Approval of the proposed changes to the
     Company's fundamental investment
     restrictions                                      [ ]     [ ]      [ ]

[ ]       To vote against the proposed changes
          to one or more specific fundamental
          investment restrictions, but to approve
          the others, place an "X" in the box at left
          AND indicate the number(s) (as set forth
          in the proxy statement) of the investment
          restriction(s) you do not want to change
          on this line:                                     ______________


                 Continued and to be signed on the reverse side

           This proxy will not be voted unless it is dated and signed exactly as instructed below


If shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."


                                        Sign exactly as name appears hereon.


                                        _________________________________(L.S.)

                                        _________________________________(L.S.)

                                        Date_____________________________, 1996

                                      PROXY
                   Investment Grade Municipal Income Fund Inc.

                            Auction Preferred Shares

                Special Meeting of Shareholders - April 11, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC. ("COMPANY"). THE UNDERSIGNED HEREBY APPOINTS AS PROXIES GREGORY K. TODD AND KEITH A. WELLER AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL OF THE UNDERSIGNED'S AUCTION PREFERRED SHARES IN THE COMPANY AT THE ABOVE REFERENCED MEETING, AND ANY ADJOURNMENT THEREOF, WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE COMPANY.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Bankers Trust Co., 4 Albany Street 7th Floor, New York, NY 10006, Attn: S. Coulon.

        Please indicate your vote by an "X" in the appropriate box below.

                 The Board of Directors recommends a vote "FOR"

1. & 2. Election of ten members of the Company's Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

          [ ]  FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY
               (except as marked to the           to vote for all nominees
               contrary below)                    listed below

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
               THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III


                                                       FOR  AGAINST   ABSTAIN

3.   Approval of the proposed changes to the
     Company's fundamental investment
     restrictions                                      [ ]    [ ]       [ ]

[ ]       To vote against the proposed changes
          to one or more specific fundamental
          investment restrictions, but to approve
          the others, place an "X" in this box
          AND indicate the number(s) (as set forth
          in the proxy statement) of the investment
          restriction(s) you do not want to change
          on this line:                                     ______________


                 Continued and to be signed on the reverse side

           This proxy will not be voted unless it is dated and signed exactly as instructed below


If shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."


                                        Sign exactly as name appears hereon.


                                        _________________________________(L.S.)

                                        _________________________________(L.S.)

                                        Date_____________________________, 1996

                                      PROXY
             PaineWebber Premier Insured Municipal Income Fund Inc.
                (doing business as Insured Municipal Income Fund)

                                  Common Stock

                Special Meeting of Shareholders - April 11, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC. (DOING BUSINESS AS INSURED MUNICIPAL INCOME FUND) ("COMPANY"). THE UNDERSIGNED HEREBY APPOINTS AS PROXIES GREGORY K. TODD AND KEITH A. WELLER AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL OF THE UNDERSIGNED'S SHARES OF COMMON STOCK IN THE COMPANY AT THE ABOVE REFERENCED MEETING, AND ANY ADJOURNMENT THEREOF, WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE COMPANY.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938.

        Please indicate your vote by an "X" in the appropriate box below.

                 The Board of Directors recommends a vote "FOR"

1. Election of ten members of the Company's Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

     [ ]  FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY
          (except as marked to the           to vote for all nominees
          contrary below)                    listed below

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
               THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III

2.   This Proposal does not apply to holders of the Company's common stock.

                                                       FOR  AGAINST   ABSTAIN

3.   Approval of the proposed changes to the
     Company's fundamental investment
     restrictions                                      [ ]    [ ]       [ ]

[ ]       To vote against the proposed changes
          to one or more specific fundamental
          investment restrictions, but to approve
          the others, place an "X" in the box at left
          AND indicate the number(s) (as set forth
          in the proxy statement) of the investment
          restriction(s) you do not want to change
          on this line:                                     ______________

4.   Amendment of Articles of Incorporation to
     change Company's name to "Insured Municipal
     Income Inc."                                      [ ]    [ ]       [ ]

                 Continued and to be signed on the reverse side

           This proxy will not be voted unless it is dated and signed exactly as instructed below


If shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."


                                        Sign exactly as name appears hereon.


                                        _________________________________(L.S.)

                                        _________________________________(L.S.)

                                        Date_____________________________, 1996

                                      PROXY
             PaineWebber Premier Insured Municipal Income Fund Inc.
                (doing business as Insured Municipal Income Fund)
                            Auction Preferred Shares

                Special Meeting of Shareholders - April 11, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC. (DOING BUSINESS AS INSURED MUNICIPAL INCOME FUND) ("COMPANY"). THE UNDERSIGNED HEREBY APPOINTS AS PROXIES GREGORY K. TODD AND KEITH A. WELLER AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL OF THE UNDERSIGNED'S AUCTION PREFERRED SHARES IN THE COMPANY AT THE ABOVE REFERENCED MEETING, AND ANY ADJOURNMENT THEREOF, WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE COMPANY.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Bankers Trust Co., 4 Albany Street, 7th Floor, New York, NY 10006, Attn: S. Coulon.

        Please indicate your vote by an "X" in the appropriate box below.

                 The Board of Directors recommends a vote "FOR"

1. & 2. Election of ten members of the Company's Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

          [ ]  FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY
               (except as marked to the           to vote for all nominees
               contrary below)                    listed below

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
               THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III


                                                       FOR  AGAINST   ABSTAIN

3.   Approval of the proposed changes to the
     Company's fundamental investment
     restrictions                                      [ ]    [ ]       [ ]

[ ]       To vote against the proposed changes
          to one or more specific fundamental
          investment restrictions, but to approve
          the others, place an "X" in the box at left
          AND indicate the number(s) (as set forth
          in the proxy statement) of the investment
          restriction(s) you do not want to change
          on this line:                                     ______________

4.   Amendment of Articles of Incorporation to
     change the Company's name to "Insured Municipal
     Income Inc."                                      [ ]    [ ]       [ ]

                 Continued and to be signed on the reverse side

           This proxy will not be voted unless it is dated and signed exactly as instructed below


If shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."



                                        Sign exactly as name appears hereon.


                                        _________________________________(L.S.)

                                        _________________________________(L.S.)

                                        Date_____________________________, 1996